UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)
or organization)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Joseph A. Mills, Chief Executive Officer of Eagle Rock Energy G&P, LLC (“G&P LLC”), which is the general partner of the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”), Jeffrey P. Wood, Senior Vice President and Chief Financial Officer of G&P LLC, and Adam K. Altsuler, Director, Corporate Finance & Investor Relations of G&P LLC, will be presenting at the U.S. Capital Advisors Midstream Access Day in Houston on Tuesday, January 24, 2012 at 8 a.m. Central Time. The presentation materials will be available on the Partnership’s website at www.eaglerockenergy.com, under the Investor Relations tab beginning the morning of January 24, 2012.

In addition, the Partnership has posted on its website, as of January 24, 2012, an update to its hedging overview presentation.  The Partnership has not entered into any new hedges since its last update on November 16, 2011.  Rather, the updated presentation reflects changes in volumes expectations.  The presentation entitled “Commodity Hedging Overview,” dated January 24, 2012, may be accessed by going to www.eaglerockenergy.com, select Investor Relations, then select Presentations.

The information set forth in this Item 7.01 includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01 that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2010, and Quarterly Reports on Form 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: January 24, 2012	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel